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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934
                           --------------------------

      Date of Report (Date of earliest event reported):  February 23, 2000

                            AXENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

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
Delaware                                        0-28100                         87-0393420
(State or other  jurisdiction            (Commission File Number)             (I.R.S. Employer
of incorporation or organization)                                             Identification No.)

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2400 Research Boulevard, Suite 200          Rockville, Maryland  20850
(Address of principal executive offices)               (Zip)

       Registrant's telephone number including area code: (301) 258-5043


________________________________________________________________________________
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Item 4.   Change in Registrant's Certifying Accountant.

On February 23, 2000, management of AXENT Technologies, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its auditors after the Office of Chief Accountant of the Securities and Exchange Commission advised that it could not concur that PricewaterhouseCoopers met requirements for "independence" in order to audit the Company's consolidated financial statements at December 31, 1999 and for the year then ended. It recently came to the Company's attention that the extent of bookkeeping and payroll services provided by several overseas firms affiliated with PricewaterhouseCoopers to certain of the Company's foreign sales offices exceeded the amount of such services allowed under the SEC's independence policies. On February 23, 2000, management of the Company engaged Ernst & Young LLP as its independent public accountants to audit the Company's consolidated financial statements at December 31, 1999 and for the year then ended. The dismissal of PricewaterhouseCoopers and the engaging of Ernst & Young have been approved by the Audit Committee.

In connection with the audits for the two most recent fiscal years and through the date of this Form 8-K, there has been no disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement. The reports of PricewaterhouseCoopers on the Company's financial statements for the years ended December 31, 1997 and December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and through the date of this Form 8-K, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

PricewaterhouseCoopers has provided the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, so that the Company can file such letter with the SEC.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.    Description

16 Letter from PricewaterhouseCoopers LLP regarding change in certifying independent accountant.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AXENT TECHNOLOGIES, INC.

Dated: February 28, 2000

                                      By: /s/ Robert B. Edwards, Jr.
                                          --------------------------
                                          Name: Robert B. Edwards, Jr.
                                          Title: Chief Financial Officer